			EXHIBIT 21
NEWMONT CORPORATION AND SUBSIDIARIES
As of January 31, 2021

Name		Incorporation	Ownership*
Newmont Corporation		Delaware, USA
Goldcorp Inc.		Delaware, USA	100%
	1144963 B.C. Ltd.	British Columbia	100%
	North American Metals Corp.	British Columbia	52.9083%
	Administradora de Negocios Mineros S.A. de C.V.	Mexico	>99.9999%
	Goldcorp S.A. de C.V.	Mexico	27.8636%
	Administradora de Negocios Mineros S.A. de C.V.	Mexico	<0.0001%
	Goldcorp Faja de Plata S.A. de C.V.	Mexico	0.0260%
	Minera Faja de Plata S.A. de C.V.	Mexico	99.9800%
	Goldcorp Internacional S.A. de C.V.	Mexico	93.8597%
	Goldcorp Faja de Plata S.A. de C.V.	Mexico	99.9740%
	Goldcorp Peñasquito S.A. de C.V.	Mexico	>99.9999%
	Minera Peñasquito S.A. De C.V.	Mexico	99.9856%
	Goldcorp Peñasquito S.A. de C.V.	Mexico	<0.0001%
	Minas de la Alta Pimeria S.A. de C.V.	Mexico	>99.9999%
	Goldcorp Internacional S. A. de C.V.	Mexico	6.1403%
	Minas de San Luis S.A. de C.V.	Mexico	>99.9999%
	Sermineros Zacatecas S.A. de C.V.	Mexico	99.9800%
	Servicios Administrativos Goldcorp, S.A. de C.V.	Mexico	>99.9999%
	Minas de San Luis S.A. de C.V.	Mexico	<0.0001%
	Servicios Administrativos Goldcorp, S.A. de C.V.	Mexico	<0.0001%
	Goldcorp Canada Ltd.	Canada Federal	100%
	Goldcorp (Barbados) Inc.	Barbados	100%
	Goldcorp Aureus Inc.	Barbados	100%
	Pueblo Viejo (Jersey) 1 Limited	Jersey	40%
	Pueblo Viejo (Jersey) 2 Limited	Jersey	100%
	Newmont Servicios Chile S.p.A.	Chile	0.0077%
	Goldcorp Tesoro Inc.	Barbados	100%
	Datawave Sciences Inc.	British Virgin Islands	100%
	Minera Goldcorp Chile S.p.A.	Chile	0.1600%
	NuevaUnion S.p.A.	Chile	11.9086%
	El Morro S.p.A.	Chile	100%
	Minera Goldcorp Chile S.p.A.	Chile	99.8400%
	NuevaUnion S.p.A.	Chile	38.0914%
	Goldcorp Kaminak Ltd.	British Columbia	100%
	Goldcorp Porcupine Nominee Ltd.	British Columbia	100%

Newmont Goldcorp Red Lake Holdings Ltd.	British Columbia	100%
Red Lake Gold Mines	Ontario	0.1000%
Red Lake Gold Mines	Ontario	99.9000%
Goldcorp Capital Corporation	Barbados	100%
Minera Agua Rica Alumbrera Limited	Cayman Islands	18.7500%
Minera Agua Rica LLC	Delaware, USA	100%
Minera Alumbrera Limited	Antigua and Barbuda	100%
Newmont Goldcorp Insurance Company Inc.	Barbados	100%
Honduras Holdings Ltd.	Cayman Islands	100%
Montana Exploradora de Guatemala S.A.	Guatemala	99%
Goldcorp Exeter Ltd.	British Columbia	100%
Goldcorp MC Holding S.p.A.	Chile	100%
Norte Abierto S.p.A.	Chile	34.1617%
Goldcorp Stratum Inc.	Barbados	100%
AC40689 Limited	Cayman Islands	50%
Norte Abierto S.p.A.	Chile	31.6766%
Newmont Servicios Chile S.p.A.	Chile	99.9923%
Goldcorp General Holdings Ltd.	British Columbia	100%
Goldcorp Global Services Inc.	British Columbia	100%
Goldcorp S.A. de C.V.	Mexico	72.1364%
Goldcorp USA Holdings Ltd.	British Columbia	100%
Goldcorp America Holdings Inc.	Nevada, USA	100%
Goldcorp USA Inc.	Nevada, USA	100%
Goldcorp USA Services Inc.	Nevada, USA	100%
Glamis Rand Mining Company	Nevada, USA	100%
International Mineral Finance B.V.	Netherlands	100%
Goldcorp Holdings S.a r.l.	Luxembourg	100%
Goldcorp Trading S.a r.l.	Luxembourg	100%
Oroplata S.A.	Argentina	99.7450%
Mexicana Resources Inc.	British Columbia	100%
Minas de la Alta Pimeria S.A. de C.V.	Mexico	<0.0001%
Minera Faja de Plata S.A. de C.V.	Mexico	0.0200%
Minera Peñasquito S.A. de C.V.	Mexico	0.0144%
Montana Exploradora de Guatemala S.A.	Guatemala	1%
Peridot S.A.	Guatemala	2%
Sermineros de Mexico S.A. de C.V.	Mexico	<0.0001%
Sermineros Zacatecas S.A. de C.V.	Mexico	0.0200%
Minas de la Alta Pimeria S.A. de C.V.	Mexico	<0.0001%
MMC Acquisition Limited	Ontario	100%
Newmont Goldcorp Integrated Services Inc.	Ontario	100%
North American Metals Corp.	British Columbia	47.0917%

Oroplata S.A.	Argentina	0.2550%
Peridot S.A.	Guatemala	98%
Sermineros de Mexico S.A. de C.V.	Mexico	>99.9999%
Moydow Limited	Ghana	100%
Newmont LaSource SAS	France	16.9251%
Newmont Ghana Gold Limited	Ghana	100%
Newmont Australia Pty Ltd	Victoria, Australia	100%
GMK Investments Pty Ltd	Western Australia	100%
Newmont Power Pty Ltd	Western Australia	100%
NP Kalgoorlie Pty Ltd	Western Australia	100%
Goldfields Power Pty Ltd	Western Australia	50%
Newmont AP Power Pty Ltd	Western Australia	100%
Newmont Boddington Pty Ltd	Western Australia	100%
Newmont Boddington Gold Pty Ltd	Western Australia	100%
Newmont Capital Pty Ltd	New South Wales, Australia	100%
Newmont Exploration Pty Ltd	Victoria, Australia	100%
Newmont Landco Pty Ltd	Western Australia	100%
Newmont Mining Finance Pty Ltd	Australian Capital Territory	100%
Newmont Mining Holdings Pty Ltd	South Australia	100%
Newmont Gold Pty Ltd	Western Australia	100%
Newmont NGL Holdings Pty Ltd	Northern Territory, Australia	100%
Newmont Pacific Energy Pty Ltd	Western Australia	100%
Newmont International Exploration Pty Ltd	Western Australia	100%
Newmont Mining Services Pty Ltd	Western Australia	100%
Newmont Tanami Pty Ltd	Western Australia	100%
Newmont Woodcutters Pty Ltd	New South Wales, Australia	100%
Newmont Yandal Operations Pty Ltd	Victoria, Australia	100%
Newmont Canada FN Holdings ULC	British Columbia	<.0001%
Newmont Capital Limited	Nevada, USA	100%
Miramar Gold Corporation	Nevada, USA	100%
Newmont Indonesia, LLC	Delaware, USA	100%
NVL (USA) Limited	Delaware, USA	100%
Orcana Resources Inc.	Nevada, USA	100%
Talapoosa Mining Inc.	Nevada, USA	100%
Newmont CC&V Mining Corporation	Delaware, USA	100%
Cripple Creek & Victor Gold Mining Company LLC	Colorado, USA	99.9000%
The LeClair Consolidated Mines Company	Colorado, USA	100%
The Matoa Gold Mining Company	Wyoming, USA	100%
GCGC LLC	Colorado, USA	100%
Cripple Creek & Victor Gold Mining Company LLC	Colorado, USA	0.1000%
Newmont FH B.V.	Netherlands	100%

Newmont Canada Holdings ULC	British Columbia	100%
Newmont Golden Ridge Limited	Ghana	100%
Newmont Holdings ULC	Nova Scotia	100%
Minera La Zanja S.R.L.	Peru	46.9407%
Newmont Canada FN Holdings ULC	British Columbia	99.9846%
Miramar Northern Mining Ltd.	British Columbia	100%
Con Exploration Ltd.	British Columbia	100%
Miramar HBG Inc.	Quebec	100%
Newmont Canada Corporation	Nova Scotia	100%
Hemlo Gold Mines (Ghana) Limited	Ghana	100%
Newmont Canada FN Holdings ULC	British Columbia	0.0154%
PT Newmont Minahasa Raya	Indonesia	80%
Newmont Galore Creek Holdings Corporation	British Columbia	100%
Galore Creek Partnership	British Columbia	50%
Galore Creek Mining Corporation	British Columbia	100%
NeXtech Drilling Ltd.	Alberta	100%
Newmont LaSource SAS	France	83.0749%
Newmont Nusa Tenggara Holdings B.V.	Netherlands	100%
Nusa Tenggara Partnership B.V.	Netherlands	56.2500%
Newmont Suriname, LLC	Delaware, USA	100%
Suriname Gold Project CV	Suriname	75%
Newmont USA Limited	Delaware, USA	100%
Battle Mountain Resources Inc.	Nevada, USA	100%
Dawn Mining Company LLC	Delaware, USA	58.1855%
Elko Land and Livestock Company	Nevada, USA	100%
ELLC Grazing Membership LLC	Nevada, USA	100%
Empresa Minera Maria SRL	Bolivia	75.4286%
Fronteer Development (USA) LLC	Delaware, USA	100%
Fronteer Development LLC	Delaware, USA	100%
Fronteer Royalty LLC	Delaware, USA	100%
Nevada Eagle Resources LLC	Nevada, USA	100%
Hospah Holdings Company	Delaware, USA	100%
Idarado Mining Company	Delaware, USA	80.1674%
Minera BMG	Nevada, USA	100%
Minera Choluteca S.A. de C.V.	Honduras	48%
Minera Newmont (Chile) Limitada	Chile	99.3827%
Nevada Gold Mines LLC	Delaware, USA	38.5000%
Newmont Australia Investment Limited	Delaware, USA	100%
Newmont Bolivia Limited	Nevada, USA	100%
Newmont de Mexico, S.A. de C.V.	Mexico	>99.9999%
Minera Oro Valenciana, S.A.P.I. de C.V.	Mexico	49%

Newmont Global Employment Limited Partnership	Bermuda	99%
Newmont Gold Company	Delaware, USA	100%
Newmont GTR LLC	Nevada, USA	100%
Newmont Indonesia Investment Limited	Delaware, USA	100%
Newmont International Services Limited	Delaware, USA	100%
Newmont Global Employment Limited Partnership	Bermuda	1%
PT Newmont Pacific Nusantara	Indonesia	1%
Newmont Latin America Limited	Delaware, USA	100%
Minera Los Tapados S.A.	Peru	0.0134%
Minera Newmont (Chile) Limitada	Chile	0.6173%
Newmont de Mexico S.A. de C.V.	Mexico	<0.0001%
Newmont McCoy Cove Limited	Nevada, USA	100%
Newmont North America Exploration Limited	Delaware, USA	100%
Newmont Overseas Exploration Limited	Delaware, USA	100%
Minera Monte Aguila S.A.S	Colombia	70.6406%
PT Newmont Pacific Nusantara	Indonesia	99%
Takari Mining SAS	France	50%
Newmont Peru Limited	Delaware, USA	100%
Minera Los Tapados S.A.	Peru	99.9866%
Newmont Investment Holdings LLC	Delaware, USA	100%
Newmont Peru S.R.L.	Peru	<.0001%
Newmont Peru S.R.L.	Peru	>99.9999%
Minera Chaupiloma Dos de Cajamarca S.R.L.	Peru	40%
Minera Ninobamba S.R.L.	Peru	60%
Newmont Realty Company	Delaware, USA	100%
Newmont Second Capital Corporation	Delaware, USA	100%
Minera Yanacocha S.R.L.	Peru	51.3500%
Newmont Mines Limited	Delaware, USA	100%
Newmont Technologies Limited	Nevada, USA	100%
New Verde Mines LLC	Delaware, USA	100%
Resurrection Mining Company	Delaware, USA	100%
San Juan Basin Holdings Company	Delaware, USA	100%
Santa Fe Pacific Gold Corporation	Delaware, USA	100%
Newmont Ventures Limited	Delaware, USA	100%
EMH (BVI) Inc.	British Virgin Islands	100%
Marien Mining Company, S.A.	Haiti	99.9750%
NVL Haiti Limited S.A.	Haiti	0.0500%
Newmont (Guyana) Incorporated	Guyana	100%
NVL Argentina S.R.L.	Argentina	90.0344%
NVL Haiti Limited S.A.	Haiti	99.9500%
Marien Mining Company, S.A.	Haiti	0.0250%

NVL PNG Limited	Papua New Guinea	100%
NVL Solomon Islands Limited	Solomon Islands	100%
Saddleback Investments Pty Ltd	Western Australia	100%
Normandy Overseas Holding Company Sdn Bhd	Malaysia	100%
Normandy Company (Malaysia) Sdn Bhd	Malaysia	100%
NVL Argentina S.R.L.	Argentina	9.9656%
Pittston Nevada Gold Company, Ltd.	Nevada, USA	100%
West Pequop Project LLC	Nevada, USA	100%
Pequop Exploration LLC	Nevada, USA	100%

* Ownership percentages relate to that of the entity directly above, with indentation used to reflect intermediary levels of ownership.